United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4743

(Investment Company Act File Number)

Federated Equity Income Fund, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/16

Date of Reporting Period: 11/30/16

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2016
Share Class	Ticker
A	LEIFX
B	LEIBX
C	LEICX
F	LFEIX
R	FDERX
Institutional	LEISX

Federated Equity Income Fund, Inc.
Fund Established 1986

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2015 through November 30, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Equity Income Fund, Inc. (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2016, was 4.01% for Class A Shares, 3.14% for Class B Shares, 3.18% for Class C Shares, 3.70% for Class F Shares, 3.80% for Class R Shares and 4.28% for Institutional Shares. The 4.28% total return of the Institutional Shares for the reporting period consisted of 1.14% in price appreciation and 3.14% in reinvested dividends. The total return of the Russell 1000® Value Index (R1000V),1 a broad-based securities market index, was 12.02% for the same period. The total return of the Morningstar Large Value Funds Average (MLVFA),2 a peer group average of the Fund, was 9.66% during the same period. The Fund's and MLVFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the R1000V.
The Fund's investment strategy focused on stocks of dividend-paying companies3 with favorable valuations, strong balance sheets, and improving business fundamentals in order to achieve the Fund's objective of providing above average income and capital appreciation. The Fund's portfolio managers focused on realization of the Fund's total return and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. During the reporting period, the most significant factors affecting the Fund's performance relative to the R1000V were sector allocation and security selection.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, equity markets marked all-time highs and endured heightened volatility on the heels of several major news stories both domestically and abroad. The first bout of volatility during the reporting period came late in 2015 as the Federal Reserve (the Fed) commenced the much awaited tightening cycle and raised the federal funds target interest rate by 25 basis points. As the reporting period progressed, investors anticipated anywhere between one and three additional rate hikes, though they saw none. Following the December tightening, equity markets suffered their worst start to a year on record. Despite this, equities rebounded and finished the quarter in positive territory. Looking abroad, the biggest international news story of the reporting period was the U.K.'s vote in late June to exit the European Union. The U.K. reached a surprising result as the “leave” vote won by a small majority, injecting fear and volatility into global markets. Markets quickly stabilized, once again, as stronger economic data and quantitative easing commitments from European and Japanese central banks calmed investors. As
Annual Shareholder Report

the reporting period came to a close, focus shifted to the U.S. presidential election. In a surprising result, Donald Trump defeated Hillary Clinton to become the President-elect. Equity markets responded in the final trading days of the reporting period by reaching all-time highs on the expectations that President-elect Trump will cut taxes and roll back regulation to jump start the economy.
The S&P 500 Index (S&P 500)4 returned 8.06% for the reporting period. In general for the reporting period, value stocks significantly outperformed growth stocks and cyclical stocks outperformed defensive stocks. The S&P 500's performance in the Telecom Services, Financials and Industrials sectors dominated weaker performance in the Real Estate, Health Care and Consumer Discretionary sectors.
U.S. Treasury yields ended the reporting period slightly higher as strong jobs growth, anticipation of higher U.S. economic growth and inflation from a Trump presidency, and an expectation of an interest rate increase from the Fed outweighed current moderate economic data and record low rates in Europe and Japan which have been constraining yields. During the reporting period, the 10-year U.S. Treasury yield was very volatile, ranging from 2.38% to 1.36%, and closing the period at 2.35%.
Sector Allocation and security selection
Overall, both stock selection and sector allocation negatively contributed to Fund performance relative to the R1000V. Underweight positions in the Energy and Utilities sectors detracted from Fund performance relative to the R1000V (whose sector performance may vary from the S&P 500 sectors). Fund performance during the reporting period was helped by an overweight position in the Information Technology sector and an underweight in the Financials sector. The Fund's stock selection in the Energy and Health Care sectors contributed negatively while stock selection in the Materials and Real Estate sectors contributed positively to Fund performance relative to the R1000V. During the reporting period, the Fund used various types of derivative securities including equity futures and options to seek to protect the Fund from volatile market conditions.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the R1000V.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MLVFA.
3	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
4	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. from November 30, 2006 to November 30, 2016, compared to the Russell 1000® Value Index (R1000V)2 and the Morningstar Large Value Funds Average (MLVFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2016
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■	The returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-1.70%	9.11%	4.41%
Class B Shares	-2.36%	9.20%	4.32%
Class C Shares	2.18%	9.49%	4.17%
Class F Shares	1.68%	9.84%	4.60%
Class R Shares[4]	3.80%	10.16%	4.77%
Institutional Shares[5]	4.28%	10.57%	5.10%
R1000V	12.02%	14.69%	5.70%
MLVFA	9.66%	12.75%	5.33%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000V and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the index.
2	The R1000V measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The R1000V is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Class R Shares commenced operations on January 25, 2013. For the period prior to the commencement of operations of Class R Shares, the performance information shown is for Class A Shares, adjusted to reflect the expenses of Class R Shares for each year for which Class R Shares expenses would have exceeded the actual expenses paid by Class A Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expenses of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that occurred during the period prior to the commencement of Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2016, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Domestic Equity Securities	85.1%
International Equity Securities	8.9%
Domestic Fixed-Income Securities	5.3%
International Fixed-Income Securities	0.7%
Derivative Contracts[2]	(0.1)%
Cash Equivalents[3]	0.1%
Other Assets and Liabilities—Net[4,5]	(0.0)%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
5	Represents less than 0.1%.
Annual Shareholder Report

At November 30, 2016, the Fund's sector composition6 was as follows:
Security Classification	Percentage of Equity Securities
Financials	24.9%
Health Care	12.4%
Information Technology	11.8%
Industrials	11.4%
Energy	11.3%
Consumer Staples	7.1%
Consumer Discretionary	6.6%
Utilities	4.5%
Telecommunication Services	4.3%
Real Estate	3.0%
Materials	2.7%
TOTAL	100.0%
6	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2016
Shares		Value
	COMMON STOCKS—94.0%
	Consumer Discretionary—6.2%
329,210	American Eagle Outfitters, Inc.	$5,451,718
116,230	Brinker International, Inc.	6,172,975
478,615	Ford Motor Co.	5,724,236
183,851	Goodyear Tire & Rubber Co.	5,642,387
65,688	Home Depot, Inc.	8,500,027
202,345	Honda Motor Co., Ltd., ADR	6,017,740
49,342	McDonald's Corp.	5,885,020
245,494	Regal Entertainment Group	5,624,268
154,000	TJX Cos., Inc.	12,064,360
74,209	Time Warner, Inc.	6,813,870
213,581	Twenty-First Century Fox, Inc.	6,003,762
	TOTAL	73,900,363
	Consumer Staples—6.7%
91,465	Altria Group, Inc.	5,847,357
79,633	CVS Health Corp.	6,122,981
78,840	Colgate-Palmolive Co.	5,142,733
288,392	Conagra Brands, Inc.	10,581,103
208,046	Energizer Holdings, Inc.	9,335,024
66,991	Ingredion, Inc.	7,863,404
71,441	Kraft Heinz Co./The	5,833,158
136,952	Smucker (J.M.) Co.	17,249,104
156,537	Wal-Mart Stores, Inc.	11,024,901
	TOTAL	78,999,765
	Energy—10.6%
94,188	Apache Corp.	6,211,698
154,828	BP PLC, ADR	5,420,528
326,299	Baker Hughes, Inc.	20,990,815
48,344	Chevron Corp.	5,393,257
116,079	ConocoPhillips	5,632,153
187,109	EOG Resources, Inc.	19,182,415
197,773	Eni SpA, ADR	5,519,844
621,112	Ensco PLC	5,999,942
61,696	Exxon Mobil Corp.	5,386,061
453,585	Frank's International N.V.	5,710,635
131,419	Helmerich & Payne, Inc.	9,941,847
Annual Shareholder Report

Shares		Value
	COMMON STOCKS—continued
	Energy—continued
419,630	Nabors Industries Ltd.	$6,756,043
229,420	Oceaneering International, Inc.	6,114,043
72,908	Schlumberger Ltd.	6,127,917
72,005	Tesoro Petroleum Corp.	5,857,607
92,769	Valero Energy Corp.	5,710,860
	TOTAL	125,955,665
	Financials—23.4%
199,542	Aflac, Inc.	14,243,308
253,784	Allstate Corp.	17,744,577
90,796	American Express Co.	6,540,944
308,063	BB&T Corp.	13,939,851
867,316	Bank of America Corp.	18,317,714
218,939	Bank of New York Mellon Corp.	10,382,087
350,824	Citigroup, Inc.	19,782,965
249,226	Discover Financial Services	16,890,046
240,957	East West Bancorp, Inc.	11,537,021
52,388	Goldman Sachs Group, Inc.	11,488,165
133,950	Hartford Financial Services Group, Inc.	6,311,724
288,312	JPMorgan Chase & Co.	23,113,973
192,196	Lazard Ltd., Class A	7,466,815
263,144	MetLife, Inc.	14,475,551
455,034	Morgan Stanley	18,820,206
597,751	Old Republic International Corp.	10,681,810
153,942	PNC Financial Services Group	17,016,749
357,050	Sun Life Financial Services of Canada	13,710,720
105,455	The Travelers Cos., Inc.	11,953,324
136,635	U.S. Bancorp	6,779,829
182,167	Zions Bancorp	7,248,425
	TOTAL	278,445,804
	Health Care—11.6%
149,212	Abbott Laboratories	5,680,501
144,793	AbbVie, Inc.	8,803,414
49,931	Aetna, Inc.	6,532,972
37,246	Allergan PLC	7,236,898
73,369	Amgen, Inc.	10,570,272
47,105	Anthem, Inc.	6,713,876
252,133	Baxter International, Inc.	11,187,141
156,866	Bristol-Myers Squibb Co.	8,853,517
Annual Shareholder Report

Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
126,598		Gilead Sciences, Inc.	$9,330,273
277,877		GlaxoSmithKline PLC, ADR	10,500,972
132,296		Johnson & Johnson	14,724,545
361,865		Merck & Co., Inc.	22,142,519
259,937		Teva Pharmaceutical Industries Ltd., ADR	9,799,625
39,161		UnitedHealth Group, Inc.	6,199,969
		TOTAL	138,276,494
		Industrials—10.8%
133,982		Alaska Air Group, Inc.	11,022,699
197,348		Apogee Enterprises, Inc.	9,413,500
149,464		Delta Air Lines, Inc.	7,201,176
143,869		Eaton Corp. PLC	9,568,727
37,489		General Dynamics Corp.	6,573,696
73,582		Huntington Ingalls Industries, Inc.	13,153,518
136,060		Ingersoll-Rand PLC, Class A	10,141,912
127,066	[1]	Johnson Controls International PLC	5,715,429
38,697		L-3 Communications Holdings, Inc.	6,105,226
82,781		Manpower, Inc.	7,070,325
170,473		Masco Corp.	5,395,470
27,932		Northrop Grumman Corp.	6,973,224
70,573		Parker-Hannifin Corp.	9,804,707
157,579		Robert Half International, Inc.	7,070,570
57,724		United Technologies Corp.	6,218,029
92,202		Waste Management, Inc.	6,409,883
		TOTAL	127,838,091
		Information Technology—11.1%
102,429		Apple, Inc.	11,320,453
390,812		Applied Materials, Inc.	12,584,147
500,438		Cisco Systems, Inc.	14,923,061
372,386		Corning, Inc.	8,948,436
63,243		Harris Corp.	6,549,445
252,698		Hewlett Packard Enterprise Co.	6,014,212
930,700		Hewlett-Packard Co.	14,332,780
93,912		Lam Research Corp.	9,956,550
122,875		Leidos Holdings, Inc.	6,291,200
133,078		Qualcomm, Inc.	9,066,604
134,610		TE Connectivity Ltd.	9,105,021
Annual Shareholder Report

Shares		Value
	COMMON STOCKS—continued
	Information Technology—continued
313,568	Texas Instruments, Inc.	$23,182,082
	TOTAL	132,273,991
	Materials—2.5%
261,578	CRH PLC, ADR	8,660,848
110,982	Cabot Corp.	5,652,313
154,983	Domtar, Corp.	6,086,182
167,041	Dow Chemical Co.	9,307,525
	TOTAL	29,706,868
	Real Estate—2.8%
42,929	Coresite Realty Corp.	3,027,782
62,340	Digital Realty Trust, Inc.	5,755,852
242,930	Duke Realty Corp.	6,177,710
311,196	General Growth Properties, Inc.	7,885,707
179,012	Retail Properties of America, Inc.	2,731,723
13,311	Simon Property Group, Inc.	2,391,321
43,475	Sun Communities, Inc.	3,137,591
38,257	Welltower, Inc.	2,401,775
	TOTAL	33,509,461
	Telecommunication Services—4.1%
395,829	AT&T, Inc.	15,290,874
126,313	BCE, Inc.	5,441,564
304,328	CenturyLink, Inc.	7,157,795
415,040	Verizon Communications, Inc.	20,710,496
	TOTAL	48,600,729
	Utilities—4.2%
117,030	American Electric Power Co., Inc.	6,910,621
58,171	DTE Energy Co.	5,415,138
76,237	Dominion Resources, Inc.	5,587,410
84,914	Duke Energy Corp.	6,264,106
104,056	Exelon Corp.	3,382,861
54,778	NextEra Energy, Inc.	6,257,291
100,539	PPL Corp.	3,364,035
96,462	Public Service Enterprises Group, Inc.	3,984,845
42,527	Sempra Energy	4,244,195
97,577	Southern Co.	4,568,555
	TOTAL	49,979,057
	TOTAL COMMON STOCKS (IDENTIFIED COST $1,003,928,527)	1,117,486,288
Annual Shareholder Report

Shares			Value
		INVESTMENT COMPANY—6.2%
11,830,737	[2]	High Yield Bond Portfolio (IDENTIFIED COST $73,497,676)	$73,823,800
		TOTAL INVESTMENTS—100.2% (IDENTIFIED COST $1,077,426,203)[3]	1,191,310,088
		OTHER ASSETS AND LIABILITIES - NET—(0.2)%[4]	(2,460,515)
		TOTAL NET ASSETS—100%	$1,188,849,573
At November 30, 2016, the Fund had the following outstanding written options contracts:
Security	Expiration Date	Exercise Price	Contracts	Value
[1]Alaska Air Group, Inc. (Call-Option)	December 2016	$80.00	1,339	$(448,565)
[1]Apogee Enterprises, Inc. (Call-Option)	December 2016	$50.00	1,973	$(167,705)
[1]Delta Air Lines, Inc. (Call-Option)	December 2016	$50.00	1,494	$(79,182)
(Premiums Received $222,921)				$(695,452)
Net Unrealized Depreciation on Written Options Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Affiliated holding.
3	The cost of investments for federal tax purposes amounts to $1,080,947,254.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of November 30, 2016, all investments of the Fund excluding the Investment Company utilized Level 1 inputs in valuing the Fund's assets carried at fair value. As permitted by U.S. generally accepted accounting principles (GAAP), the Investment Company valued at $73,823,800 is measured at fair value using the net asset value (NAV) per share practical expedient. The price of shares redeemed in this Investment Company is the next determined NAV after receipt of a shareholder redemption request.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.91	$25.35	$24.30	$19.18	$17.54
Income From Investment Operations:
Net investment income	0.52	0.45[1]	0.40	0.42[1]	0.57[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.35	(1.05)	2.11	5.13	1.58
TOTAL FROM INVESTMENT OPERATIONS	0.87	(0.60)	2.51	5.55	2.15
Less Distributions:
Distributions from net investment income	(0.61)	(0.36)	(0.40)	(0.43)	(0.58)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.23)	(1.48)	(1.06)	—	—
TOTAL DISTRIBUTIONS	(0.84)	(1.84)	(1.46)	(0.43)	(0.58)
Regulatory Settlement Proceeds[2]	—	—	—	0.00[3]	0.07
Net Asset Value, End of Period	$22.94	$22.91	$25.35	$24.30	$19.18
Total Return[4]	4.01%	(2.58)%	10.78%	29.31%[2]	12.75%[2]
Ratios to Average Net Assets:
Net expenses	1.13%[5]	1.12%[5]	1.12%[5]	1.13%[5]	1.13%
Net investment income	2.40%	1.90%	1.65%	1.89%	3.03%
Expense waiver/reimbursement[6]	0.01%	0.00%[7]	0.00%[7]	0.03%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$865,164	$987,263	$1,128,344	$1,129,857	$359,348
Portfolio turnover	133%	123%	118%	123%	84%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.13%, 1.12%, 1.12% and 1.13% for the years ended November 30, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.84	$25.27	$24.26	$19.15	$17.52
Income From Investment Operations:
Net investment income	0.36	0.25[1]	0.21	0.25[1]	0.43[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.32	(1.03)	2.10	5.13	1.56
TOTAL FROM INVESTMENT OPERATIONS	0.68	(0.78)	2.31	5.38	1.99
Less Distributions:
Distributions from net investment income	(0.43)	(0.17)	(0.24)	(0.27)	(0.43)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.23)	(1.48)	(1.06)	—	—
TOTAL DISTRIBUTIONS	(0.66)	(1.65)	(1.30)	(0.27)	(0.43)
Regulatory Settlement Proceeds[2]	—	—	—	0.00[3]	0.07
Net Asset Value, End of Period	$22.86	$22.84	$25.27	$24.26	$19.15
Total Return[4]	3.14%	(3.33)%	9.89%	28.32%[2]	11.85%[2]
Ratios to Average Net Assets:
Net expenses	1.94%[5]	1.91%[5]	1.92%[5]	1.89%[5]	1.91%
Net investment income	1.59%	1.08%	0.86%	1.14%	2.27%
Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.01%	0.09%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$45,951	$56,032	$67,749	$72,282	$27,003
Portfolio turnover	133%	123%	118%	123%	84%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.94%, 1.91%, 1.92% and 1.89% for the years ended November 30, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.87	$25.30	$24.29	$19.17	$17.54
Income From Investment Operations:
Net investment income	0.35	0.27[1]	0.21	0.25[1]	0.43[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.34	(1.04)	2.10	5.14	1.56
TOTAL FROM INVESTMENT OPERATIONS	0.69	(0.77)	2.31	5.39	1.99
Less Distributions:
Distributions from net investment income	(0.44)	(0.18)	(0.24)	(0.27)	(0.43)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.23)	(1.48)	(1.06)	—	—
TOTAL DISTRIBUTIONS	(0.67)	(1.66)	(1.30)	(0.27)	(0.43)
Regulatory Settlement Proceeds[2]	—	—	—	0.00[3]	0.07
Net Asset Value, End of Period	$22.89	$22.87	$25.30	$24.29	$19.17
Total Return[4]	3.18%	(3.30)%	9.90%	28.34%[2]	11.83%[2]
Ratios to Average Net Assets:
Net expenses	1.89%[5]	1.88%[5]	1.89%[5]	1.89%[5]	1.91%
Net investment income	1.63%	1.13%	0.88%	1.13%	2.28%
Expense waiver/reimbursement[6]	0.01%	0.00%[7]	0.00%[7]	0.03%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$89,043	$106,212	$122,977	$120,801	$39,707
Portfolio turnover	133%	123%	118%	123%	84%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.89%, 1.88%, 1.89% and 1.89% for the years ended November 30, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.93	$25.36	$24.31	$19.19	$17.56
Income From Investment Operations:
Net investment income	0.46	0.40[1]	0.34	0.37[1]	0.52[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.34	(1.05)	2.11	5.13	1.56
TOTAL FROM INVESTMENT OPERATIONS	0.80	(0.65)	2.45	5.50	2.08
Less Distributions:
Distributions from net investment income	(0.55)	(0.30)	(0.34)	(0.38)	(0.52)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.23)	(1.48)	(1.06)	—	—
TOTAL DISTRIBUTIONS	(0.78)	(1.78)	(1.40)	(0.38)	(0.52)
Regulatory Settlement Proceeds[2]	—	—	—	0.00[3]	0.07
Net Asset Value, End of Period	$22.95	$22.93	$25.36	$24.31	$19.19
Total Return[4]	3.70%	(2.78)%	10.51%	28.98%[2]	12.38%[2]
Ratios to Average Net Assets:
Net expenses	1.38%[5]	1.36%[5]	1.36%[5]	1.38%[5]	1.41%
Net investment income	2.15%	1.70%	1.40%	1.71%	2.78%
Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.01%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$50,825	$55,424	$53,854	$44,121	$26,622
Portfolio turnover	133%	123%	118%	123%	84%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.40%, respectively.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.38%, 1.36%, 1.36% and 1.38% for the years ended November 30, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2013[1]
	2016	2015	2014
Net Asset Value, Beginning of Period	$22.92	$25.35	$24.30	$20.22
Income From Investment Operations:
Net investment income	0.48	0.42[2]	0.36	0.31[2]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.34	(1.05)	2.11	4.07
TOTAL FROM INVESTMENT OPERATIONS	0.82	(0.63)	2.47	4.38
Less Distributions:
Distributions from net investment income	(0.57)	(0.32)	(0.36)	(0.30)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.23)	(1.48)	(1.06)	—
TOTAL DISTRIBUTIONS	(0.80)	(1.80)	(1.42)	(0.30)
Regulatory Settlement Proceeds[3]	—	—	—	0.00[4]
Net Asset Value, End of Period	$22.94	$22.92	$25.35	$24.30
Total Return[5]	3.80%	(2.70)%	10.59%	21.81%[3]
Ratios to Average Net Assets:
Net expenses	1.29%[6]	1.28%[6]	1.29%[6]	1.27%[6,7]
Net investment income	2.24%	1.78%	1.48%	1.65%[7]
Expense waiver/reimbursement[8]	0.25%	0.25%	0.25%	0.25%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$21,944	$23,732	$25,145	$24,833
Portfolio turnover	133%	123%	118%	123%[9]
1	Reflects operations for the period from January 23, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	On September 9, 2013, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00%.
4	Represents less than $0.01.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.29%, 1.28%, 1.29% and 1.27% for the years ended November 30, 2016, 2015 and 2014, and for the period ended November 30, 2013, respectively, after taking into account these expense reductions.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,				Period Ended 11/30/2012[1]
	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.90	$25.34	$24.29	$19.18	$19.38
Income From Investment Operations:
Net investment income	0.57	0.49[2]	0.46	0.46[2]	0.45[2]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.35	(1.03)	2.12	5.14	(0.28)
TOTAL FROM INVESTMENT OPERATIONS	0.92	(0.54)	2.58	5.60	0.17
Less Distributions:
Distributions from net investment income	(0.66)	(0.42)	(0.47)	(0.49)	(0.44)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.23)	(1.48)	(1.06)	—	—
TOTAL DISTRIBUTIONS	(0.89)	(1.90)	(1.53)	(0.49)	(0.44)
Regulatory Settlement Proceeds[3]	—	—	—	0.00[4]	(0.07)
Net Asset Value, End of Period	$22.93	$22.90	$25.34	$24.29	$19.18
Total Return[5]	4.28%	(2.33)%	11.08%	29.58%[3]	1.29%[3]
Ratios to Average Net Assets:
Net expenses	0.87%[6]	0.86%[6]	0.85%[6]	0.89%[6]	0.89%[7]
Net investment income	2.64%	2.06%	1.93%	2.04%	3.57%[7]
Expense waiver/reimbursement[8]	0.00%[9]	0.00%[9]	0.00%[9]	0.01%	0.03%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$115,923	$149,593	$255,673	$180,394	$7,169
Portfolio turnover	133%	123%	118%	123%	84%[10]
1	Reflects operations for the period from March 30, 2012 (date of initial investment) to November 30, 2012.
2	Per share numbers have been calculated using the average shares method.
3	On September 9, 2013 and June 12, 2012, the Fund received residual distributions from a regulatory settlement which had a total return impact of less than 0.00% and 0.36%, respectively.
4	Represents less than $0.01.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.87%, 0.86%, 0.85% and 0.89% for the years ended 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
9	Represents less than 0.01%.
10	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2012.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2016
Assets:
Total investment in securities, at value including $73,823,800 of investment in an affiliated holding (Note 5) (identified cost $1,077,426,203)		$1,191,310,088
Cash denominated in foreign currencies (identified cost $16)		16
Income receivable		3,005,352
Receivable for investments sold		25,536,902
Receivable for shares sold		423,064
TOTAL ASSETS		1,220,275,422
Liabilities:
Payable for investments purchased	$16,173,134
Payable for shares redeemed	2,711,423
Written options outstanding (premium $222,921), at value	695,452
Bank overdraft	11,060,735
Payable to adviser (Note 5)	19,417
Payable for administrative fees (Note 4)	2,534
Payable for distribution services fee (Note 5)	95,767
Payable for other service fees (Notes 2 and 5)	212,576
Accrued expenses (Note 5)	454,811
TOTAL LIABILITIES		31,425,849
Net assets for 51,848,412 shares outstanding		$1,188,849,573
Net Assets Consist of:
Paid-in capital		$1,057,299,351
Net unrealized appreciation of investments, written options and translation of assets and liabilities in foreign currency		113,411,134
Accumulated net realized gain on investments, futures contracts, written options and foreign currency transactions		17,446,839
Undistributed net investment income		692,249
TOTAL NET ASSETS		$1,188,849,573
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($865,163,810 ÷ 37,721,446 shares outstanding), $0.001 par value, 400,000,000 shares authorized	$22.94
Offering price per share (100/94.50 of $22.94)	$24.28
Redemption proceeds per share	$22.94
Class B Shares:
Net asset value per share ($45,950,824 ÷ 2,009,885 shares outstanding), $0.001 par value, 200,000,000 shares authorized	$22.86
Offering price per share	$22.86
Redemption proceeds per share (94.50/100 of $22.86)	$21.60
Class C Shares:
Net asset value per share ($89,043,136 ÷ 3,889,520 shares outstanding), $0.001 par value, 400,000,000 shares authorized	$22.89
Offering price per share	$22.89
Redemption proceeds per share (99.00/100 of $22.89)	$22.66
Class F Shares:
Net asset value per share ($50,824,842 ÷ 2,214,576 shares outstanding), $0.001 par value, 300,000,000 shares authorized	$22.95
Offering price per share (100/99.00 of $22.95)	$23.18
Redemption proceeds per share (99.00/100 of $22.95)	$22.72
Class R Shares:
Net asset value per share ($21,944,103 ÷ 956,654 shares outstanding), $0.001 par value, 300,000,000 shares authorized	$22.94
Offering price per share	$22.94
Redemption proceeds per share	$22.94
Institutional Shares:
Net asset value per share ($115,922,858 ÷ 5,056,331 shares outstanding), $0.001 par value, 400,000,000 shares authorized	$22.93
Offering price per share	$22.93
Redemption proceeds per share	$22.93
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2016
Investment Income:
Dividends (including $4,697,571 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $416,806)			$42,324,396
Expenses:
Investment adviser fee (Note 5)		$7,198,291
Administrative fee (Note 5)		938,274
Custodian fees		48,200
Transfer agent fee (Note 2)		1,972,059
Directors'/Trustees' fees (Note 5)		18,509
Auditing fees		28,950
Legal fees		14,530
Portfolio accounting fees		179,767
Distribution services fee (Note 5)		1,287,663
Other service fees (Notes 2 and 5)		2,646,185
Share registration costs		85,331
Printing and postage		104,203
Taxes		118,342
Miscellaneous (Note 5)		26,780
TOTAL EXPENSES		14,667,084
Reimbursements, Waiver and Reduction:
Reimbursement of investment adviser fee (Note 5)	$(31,653)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(85,436)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(11,555)
TOTAL REIMBURSEMENTS, WAIVER AND REDUCTION		(128,644)
Net expenses			14,538,440
Net investment income			27,785,956
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	$46,208,518
Net realized loss on futures contracts	(8,585,257)
Net realized gain on written options	399,184
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(29,808,175)
Net change in unrealized appreciation of futures contracts	(2,114,104)
Net change in unrealized depreciation of written options	(472,531)
Net realized and unrealized gain on investments, futures contracts, written options and foreign currency transactions	5,627,635
Change in net assets resulting from operations	33,413,591
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income	$27,785,956	$27,540,701
Net realized gain on investments, futures contracts, written options and foreign currency transactions	38,022,445	42,549,674
Net change in unrealized appreciation/depreciation of investments, futures contracts, written options and translation of assets and liabilities in foreign currency	(32,394,810)	(107,135,062)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	33,413,591	(37,044,687)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(24,642,992)	(16,018,506)
Class B Shares	(984,349)	(447,017)
Class C Shares	(1,912,690)	(854,560)
Class F Shares	(1,321,027)	(714,752)
Class R Shares	(574,037)	(324,353)
Institutional Shares	(3,663,210)	(3,420,122)
Distributions from net realized gain on investments, futures contracts, written option transactions and foreign currency transactions
Class A Shares	(9,673,231)	(65,822,831)
Class B Shares	(549,620)	(3,969,851)
Class C Shares	(1,029,481)	(7,188,055)
Class F Shares	(553,472)	(3,178,136)
Class R Shares	(234,563)	(1,450,293)
Institutional Shares	(1,443,928)	(15,172,359)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(46,582,600)	(118,560,835)
Share Transactions:
Proceeds from sale of shares	70,625,712	128,102,421
Net asset value of shares issued to shareholders in payment of distributions declared	43,437,217	109,576,402
Cost of shares redeemed	(290,300,787)	(357,559,356)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(176,237,858)	(119,880,533)
Change in net assets	(189,406,867)	(275,486,055)
Net Assets:
Beginning of period	1,378,256,440	1,653,742,495
End of period (including undistributed net investment income of $692,249 and $6,013,010, respectively)	$1,188,849,573	$1,378,256,440
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2016
1. ORGANIZATION
Federated Equity Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide above average income and capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (“the Directors”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Annual Shareholder Report

Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
Annual Shareholder Report

The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense reimbursements, waiver and reduction of $128,644 is disclosed in various locations in this Note 2, Note 5 and Note 6. For the year ended November 30, 2016, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$1,398,522	$(27,713)
Class B Shares	100,833	—
Class C Shares	157,590	(4,206)
Class F Shares	77,981	—
Class R Shares	66,820	—
Institutional Shares	170,313	—
TOTAL	$1,972,059	$(31,919)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$2,167,128
Class B Shares	120,483
Class C Shares	230,282
Class F Shares	128,292
TOTAL	$2,646,185
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration risk, market risk, sector/asset class risk, and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
The average notional value of long and short contracts held by the Fund throughout the period was $26,783,942 and $1,793,931 respectively. This is based on amounts held as of each month-end throughout the fiscal period.
At November 30, 2016, the Fund had no oustanding futures contracts.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2016, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Annual Shareholder Report

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to increase yield, income and return, and to manage currency risk, individual security risk, market risk and sector/asset class risk. The seller (“writer”) of an option receives a payment or premium from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at 11/30/2015	—	$—
Contracts written	15,418	670,471
Contracts exercised	—	—
Contracts expired	(2,631)	(67,063)
Contracts bought back	(7,981)	(380,487)
Outstanding at 11/30/2016	4,806	$222,921
Written options contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
Annual Shareholder Report

The average market value of written options held by the Fund throughout the fiscal period was $79,221. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of purchased put options held by the Fund throughout the period was $88,308. This is based on amounts held as of each month-end throughout the fiscal period.
At November 30, 2016, the Fund held no outstanding purchased options.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Total written options oustanding, at value	$695,452
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Written Options	Purchased Options[1]	Foreign Exchange Contracts[1]	Total
Interest rate contracts	$(1,657,836)	$—	$—	$—	$(1,657,836)
Equity contracts	(6,927,421)	399,184	(1,494,430)	—	(8,022,667)
Foreign exchnage contracts	—	—	—	9,937	9,937
TOTAL	$(8,585,257)	$399,184	$(1,494,430)	$9,937	$(9,670,566)
1	The net realized gain (loss) on Purchased Options and Foreign Exchange Contracts is found within the Net realized gain on investments and foreign currency transactions on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Written Options	Total
Equity contracts	$(2,114,104)	$(472,531)	$(2,586,635)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
Annual Shareholder Report

3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended November 30	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,407,569	$30,262,466	2,308,951	$54,774,109
Shares issued to shareholders in payment of distributions declared	1,466,800	32,025,632	3,189,320	76,447,761
Shares redeemed	(8,238,515)	(176,425,187)	(6,926,530)	(163,815,186)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,364,146)	$(114,137,089)	(1,428,259)	$(32,593,316)

Year Ended November 30	2016		2015
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	191,847	$4,084,620	344,028	$8,139,429
Shares issued to shareholders in payment of distributions declared	63,535	1,389,599	168,990	4,049,666
Shares redeemed	(698,438)	(14,912,345)	(740,672)	(17,399,321)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(443,056)	$(9,438,126)	(227,654)	$(5,210,226)

Year Ended November 30	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	329,080	$7,060,557	525,474	$12,402,782
Shares issued to shareholders in payment of distributions declared	120,548	2,638,665	299,337	7,180,088
Shares redeemed	(1,203,725)	(25,838,120)	(1,041,018)	(24,556,885)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(754,097)	$(16,138,898)	(216,207)	$(4,974,015)

Year Ended November 30	2016		2015
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	297,522	$6,412,113	463,968	$10,958,987
Shares issued to shareholders in payment of distributions declared	80,695	1,764,389	151,765	3,640,236
Shares redeemed	(580,977)	(12,532,250)	(321,828)	(7,547,383)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(202,760)	$(4,355,748)	293,905	$7,051,840
Annual Shareholder Report

Year Ended November 30	2016		2015
Class R Shares:	Shares	Amount	Shares	Amount
Share sold	219,722	$4,706,701	297,225	$6,928,833
Shares issued to shareholders in payment of distributions declared	35,918	785,191	71,314	1,709,228
Shares redeemed	(334,590)	(7,160,403)	(324,863)	(7,704,839)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(78,950)	$(1,668,511)	43,676	$933,222

Year Ended November 30	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Share sold	847,133	$18,099,255	1,452,737	$34,898,281
Shares issued to shareholders in payment of distributions declared	221,604	4,833,741	689,912	16,549,423
Shares redeemed	(2,543,481)	(53,432,482)	(5,701,190)	(136,535,742)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,474,744)	$(30,499,486)	(3,558,541)	$(85,088,038)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(8,317,753)	$(176,237,858)	(5,093,080)	$(119,880,533)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions and fair funds litigation payments.
For the year ended November 30, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,968)	$(8,412)	$10,380
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2016 and 2015, was as follows:
	2016	2015
Ordinary income	$33,098,305	$21,779,310
Long-term capital gains	$13,484,295	$96,781,525
Annual Shareholder Report

As of November 30, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$692,249
Undistributed long-term capital gains	$21,195,194
Net unrealized appreciation	$109,890,083
Capital loss deferrals	$(227,304)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At November 30, 2016, the cost of investments for federal tax purposes was $1,080,947,254. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: a) futures contracts; and b) written options was $110,362,834. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $131,816,433 and net unrealized depreciation from investments for those securities having an excess of cost over value of $21,453,599.
As of November 30, 2016, for federal income tax purposes, the Fund had $227,304 in straddle loss deferrals.
The Fund used capital loss carryforwards of $14,226,916 to offset capital gains realized during the year ended November 30, 2016.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
For the year ended November 30, 2016, the Adviser voluntarily reimbursed $31,919 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2016, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$361,448	$—
Class C Shares	690,889	—
Class F Shares	128,292	—
Class R Shares	107,034	(53,517)
TOTAL	$1,287,663	$(53,517)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2016, FSC retained $ 378,449 of fees paid by the Fund. For the year ended November 30, 2016, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
Annual Shareholder Report

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2016, FSC retained $30,156 in sales charges from the sale of Class A Shares. FSC also retained $502 of CDSC relating to redemptions of Class A Shares, $140,309 of CDSC relating to redemptions of Class B Shares, $2,403 relating to redemptions of Class C Shares and $37,244 relating to redemptions of Class F Shares.
Other Service Fees
For the year ended November 30, 2016, FSSC received $263,555 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares and Class R Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.89% and 1.34%, respectively, (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended November 30, 2016, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $47,556,653 and $17,822,385, respectively.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2016, the Adviser reimbursed $31,653. Transactions involving the affiliated holdings during the year ended November 30, 2016, were as follows:
	Federated Institutional Prime Value Obligations Fund, Institutional Shares	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2015	6,325,668	11,075,830	17,401,498
Purchases/Additions	501,673,884	754,907	502,428,791
Sales/Reductions	(507,999,552)	—	(507,999,552)
Balance of Shares Held 11/30/2016	—	11,830,737	11,830,737
Value	$—	$73,823,800	$73,823,800
Dividend Income	$113,813	$4,583,758	$4,697,571
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2016, the Fund's expenses were reduced by $11,555 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2016, were as follows:
Purchases	$1,565,059,794
Sales	$1,746,318,031
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2016, the Fund had no outstanding loans. During the year ended November 30, 2016, the Fund did not utilize the LOC.
Annual Shareholder Report

9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2016, there were no outstanding loans. During the year ended November 30, 2016, the program was not utilized.
10. Regulatory updates
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2016, the amount of long-term capital gains designated by the Fund was $13,484,295.
For the fiscal year ended November 30, 2016, 100.00% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2016, 100.00% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF Federated equity income fund, inc.:
We have audited the accompanying statement of assets and liabilities of Federated Equity Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for all of the periods or years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund, Inc., at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods or years indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2017
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2016	Ending Account Value 11/30/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,084.00	$5.94
Class B Shares	$1,000	$1,079.50	$10.03
Class C Shares	$1,000	$1,079.60	$9.88
Class F Shares	$1,000	$1,082.60	$7.18
Class R Shares	$1,000	$1,083.30	$6.61
Institutional Shares	$1,000	$1,085.50	$4.54
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.30	$5.76
Class B Shares	$1,000	$1,015.35	$9.72
Class C Shares	$1,000	$1,015.50	$9.57
Class F Shares	$1,000	$1,018.10	$6.96
Class R Shares	$1,000	$1,018.65	$6.41
Institutional Shares	$1,000	$1,020.65	$4.39
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.14%
Class B Shares	1.93%
Class C Shares	1.90%
Class F Shares	1.38%
Class R Shares	1.27%
Institutional Shares	0.87%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Corporation comprised one portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: June 1986	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: August 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: June 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2016
Federated Equity Income Fund, Inc. (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
Annual Shareholder Report

institutional and other clients of Federated Equity Management Company of Pennsylvania (the “Adviser”) for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
Annual Shareholder Report

audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Senior Officer noted that the services, adminstrative responsibilties and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory contract with respect to the Fund.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has
Annual Shareholder Report

allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Equity Income Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313915100
CUSIP 313915209
CUSIP 313915308
CUSIP 313915407
CUSIP 313915605
CUSIP 313915506
8042506 (1/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $29,000

Fiscal year ended 2015 - $27,900

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $43

Fiscal year ended 2015- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $84 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $26,439 and $27,961 respectively. Fiscal year ended 2016 – Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2015 – Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2016 - $194,535

Fiscal year ended 2015 - $45,426

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”), the registrant’s independent public accountant, informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances. In that letter, the SEC staff indicated that it would not recommend enforcement action against the investment company complex if the Loan Rule is implicated provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the no-action letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. The relief provided in the SEC no-action letter is effective for 18 months from its June 20, 2016 issuance date.

If it were to be determined that the relief available under the no-action letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Income Fund, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2017

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2017